BOSTON SCIENTIFIC ANNOUNCES ELECTION OF
JOHN SUNUNU TO ITS BOARD OF DIRECTORS

Joel Fleishman to retire from Board

Natick, MA (March 2, 2009) -- Boston Scientific Corporation (NYSE: BSX) today announced that the Company’s Board of Directors has elected John E. Sununu as a Director.

For the past six years Mr. Sununu served as a U.S. Senator from New Hampshire.  He was a member of the Committees on Banking, Commerce, Finance and Foreign Relations, and he was appointed the Congressional Representative to the United Nations General Assembly.  Before his election to the Senate, Mr. Sununu served three terms as a Member of the U.S. House of Representatives from New Hampshire’s 1st District.  He was Vice Chairman of the Budget Committee and a member of the Appropriations Committee.  During his 12 years in Congress, he drafted and helped pass several important pieces of legislation, including the Internet Tax Freedom Act, the Survivors Benefit Act and the New England Wilderness Act.

Prior to serving in Congress, Mr. Sununu served as Chief Financial Officer for Teletrol Systems, a manufacturer of building control systems.

He holds B.S. and M.S. degrees in Mechanical Engineering from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School.

“John is a highly talented individual with broad and valuable experience in the areas of technology, science, business and government,” said Pete Nicholas, Chairman of the Board of Boston Scientific.  “We are pleased to welcome him to Boston Scientific, and we look forward to the benefits of his considerable expertise.”

The Company also announced that Joel L. Fleishman will retire from the Board at the annual shareholders meeting in May.

“Joel is a charter member of the board, having joined when the Company went public in 1992,” said Nicholas.  “Through 17 years of distinguished service, he has provided a diverse perspective grounded in a wide-ranging and successful career.  Joel has been a leader in the fields of public policymaking, ethics and philanthropy, as well as university administration. Boston Scientific has been most fortunate to have his guidance, judgment and counsel over the years.  We appreciate Joel's exceptional service and thank him for his friendship and many contributions.”

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties.  For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our leadership and corporate governance.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file thereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

CONTACT: Paul Donovan 508-650-8541 (office) 508-667-5165 (mobile) Media Relations Larry Neumann 508-650-8696 (office) Investor Relations Boston Scientific Corporation